UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2010

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 21, 2010, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors”) filed their Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”) and a Disclosure Statement relating thereto (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Court”).  A revised global settlement agreement among the Company, the Federal Deposit Insurance Corporation (as receiver for Washington Mutual Bank and in its corporate capacity), JPMorgan Chase Bank, N.A., and certain significant creditor groups (the “Settlement Agreement”) is annexed to the Plan and incorporated therein.

A hearing before the Court to consider approval of the Disclosure Statement is scheduled for June 3, 2010.  If the Court approves the Disclosure Statement, the Debtors will solicit acceptances of the Plan and, provided, that the requisite stakeholder approvals are obtained, seek confirmation of the Plan from the Court.

The Plan (including the Settlement Agreement which is annexed thereto) and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.  The Plan and the Disclosure Statement are also available electronically, on the website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Disclosure Statement has been prepared in accordance with section 1125 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 3016(b) of the Federal Rules of Bankruptcy Procedure (the “Rules”) and not in accordance with federal or state securities laws or other rules governing disclosure outside the context of chapter 11 of the Bankruptcy Code.  The Plan and the Disclosure Statement have been prepared solely for the purpose of complying with the requirements of the Bankruptcy Code and the Rules and should not be used for investment purposes.  Any financial information that is contained in the Plan or the Disclosure Statement is limited in scope, was not audited or reviewed by independent accountants, and is subject to future adjustment and reconciliation.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements.  Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.”  These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates.  Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the Bankruptcy Code; and (iii) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations.  Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements.  However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1	Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code filed with the United States Bankruptcy Court for the District of Delaware on May 21, 2010.

EX-99.2
Disclosure Statement for the Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code filed with the United States Bankruptcy Court for the District of Delaware on May 21, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: May 27, 2010	By:	/s/ John Maciel
John Maciel
Chief Financial Officer